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                                                           EXHIBIT 23.1 (iv)

                     [LETTERHEAD DAVIE, KAPLAN & BRAVERMAN]




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 9, 1995, appearing on page F-26 of PETsMART, Inc.'s Annual Report on Form 10-K for the year ended February 2, 1997.

/s/ Davie, Kaplan & Braverman, P.C.
DAVIE, KAPLAN & BRAVERMAN, P.C.

Rochester, New York
June 12, 1997